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THIS DOCUMENT IS A COPY OF THE FORM 8-K/A FILED ON MAY 14, 1996 PURSUANT TO A
RULE 201 TEMPORARY HARDSHIP EXEMPTION.

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  Form 8-K/A

                   Amendment to Application or Report Filed
                      Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934


                 Amendment No. 1 to Current Report on Form 8-K
             (Date of earliest event reported:  February 29, 1996)
                             dated March 15, 1996.


                          Judge Imaging Systems, Inc.
                          ---------------------------
            (Exact name of registrant as specified in its charter)


   Delaware                     0-18248                 06-1184427
   --------                     -------                 ----------
(State or other                (commission            (I.R.S. Employer
jurisdiction of                File Number)           Identification No.)
incorporation)


          Two Bala Plaza, Suite 800, Bala Cynwyd, Pennsylvania  19004
          -----------------------------------------------------------
                   (Address of principal executive Offices)


      Registrant's telephone number, including area code:  (610) 667-1190

      DataImage, Inc., 1010 Wethersfield Avenue, Hartford, CT  06114-3149
      -------------------------------------------------------------------
                    (Former name and address of registrant)

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     The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K (date of earliest event reported: February 29, 1996) dated March 15, 1996, as set forth in the pages attached hereto:


Item 5.  Other Events.

          Effective February 29, 1996, the registrant changed its name from DataImage, Inc. to Judge Imaging Systems, Inc. with a new principal place of business of Two Bala Plaza, Suite 800, Bala Cynwyd, Pennsylvania, 19004.

          As reported in Registrant's 1995 10-KSB, at the effective time of the merger, the following individuals were elected as officers of the Company:
Martin E. Judge, Jr., chief executive officer, Wendy Greenberg, president, Margaret E. Sulpazo, treasurer, Lynn Handel, chief financial officer, Katherine
A. Wiercinski, secretary, Michael A. Dunn, vice president, and Raymond Sozzi, chief operating officer.

          The employment of Raymond Sozzi as chief operating officer and Lynn Handel as chief financial officer terminated on April 18, 1996 and April 23, 1996, respectively. On May 1, 1996, the Registrant employed Jeffrey J. Andrews as its chief financial officer. Mr. Sozzi's duties as chief operating officer have been reassigned to other executives.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

FINANCIAL INFORMATION

(a) Financial Statements of Business Acquired. Exhibit C - Financial Statements of Judge Computer Corporation for the years ended December 31, 1995 and 1994 and the Report of Messrs. Rudolph, Palitz LLP thereon.

(b) Pro Forma Financial Information. Exhibit D - DataImage, Inc. Pro-Forma Financial Statements (unaudited) for the year ended December 31, 1995.


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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              JUDGE IMAGING SYSTEMS, INC.



Date: May 14, 1996            By: /s/ Martin E. Judge, Jr.
      ------------               -------------------------
                                 Martin E. Judge, Jr.
                                 Chief Executive Officer
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                                 EXHIBIT INDEX

Exhibit
No.             Description of Exhibit                                     Page
- ---------       ----------------------                                     ----

                Exhibit C - Financial Statements of Judge
                Computer Corporation for the years ended
                December 31, 1995 and 1994 and the Report of Messrs. Rudolph, Palitz LLP thereon.

                Exhibit D - DataImage, Inc. Pro-Forma
                Financial Statements (unaudited) for the year ended December 31, 1995.


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